                                                          Midwest Resources Inc.

MIDWEST RESOURCES                                        Common Stock Proxy Card
- --------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                               DECEMBER 21, 1994.


The undersigned hereby appoints R.E. Christiansen, J.S. Rozema and P.J. Leighton, and each one of them, each with the power of substitution, as Proxies, to vote all the shares of common stock of Midwest Resources Inc. represented hereby at the Special Meeting of Shareholders to be held on December 21, 1994, and at all adjournments thereof.

Please vote, date and sign on the reverse side hereof and return this proxy form promptly in the enclosed envelope. If you attend the meeting and wish to change your vote, you may do so automatically by casting your vote at the meeting.

THIS PROXY FORM, WHEN PROPERLY EXECUTED, WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN HEREON, THE PROXY FORM WILL BE VOTED FOR ITEM 1. IF YOU DO NOT RETURN YOUR PROXY CARD AND DO NOT VOTE AT THE MEETING, IT WILL HAVE THE SAME EFFECT AS IF YOU VOTED AGAINST THE PROPOSAL.

- --------------------------------------------------------------------------------
                               MIDWEST RESOURCES

                PROXY CARD AND SPECIAL MEETING ADMISSION TICKET


A Special Meeting of Shareholders will be held at the Des Moines Convention Center, 501 Grand Avenue, Des Moines, Iowa, on December 21, 1994, at 10:00 a.m. The enclosed Joint Proxy Statement/ Prospectus contains additional information about the meeting.


                                  INSTRUCTIONS

       1. Review and complete the Proxy Card; be sure to SIGN the card.
       2. Detach and return the SIGNED Proxy Card in the enclosed return envelope.
       3. If you are attending the Special Meeting, please detach the Admission Ticket and bring it with you to the Special Meeting.

                                   IMPORTANT
YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ENSURE PROPER REPRESENTATION AT THIS IMPORTANT MEETING.

                                  TOLL FREE SHAREHOLDER
                                  INFORMATION NUMBERS

                                  Local (Des Moines)....................281-2560
                                  Outside Des Moines ............ 1-800-247-5211


    DETACH ADMISSION TICKET HERE                                DETACH PROXY CARD HERE

          ADMISSION TICKET            PROXY CARD
       MIDWEST RESOURCES INC.         ITEM 1 -- Approval of the Agreement and Plan of Merger dated as of July 26,
         SPECIAL MEETING OF           1994, as  amended and  restated  as of  September  27, 1994  among  Midwest
            SHAREHOLDERS                        Resources Inc., Midwest Power Systems Inc., Iowa-Illinois Gas and
         DECEMBER 21, 1994                      Electric Company and MidAmerican Energy Company.
    DES MOINES CONVENTION CENTER                       /   /  FOR          /   /  AGAINST          /   /  ABSTAIN
          501 GRAND AVENUE                                                         (Having  the  same  effect  as
          DES MOINES, IOWA                                                         voting AGAINST)

                                                          DATED  ---------------------------------------------- , 1994
                                                          ------------------------------------------------------------
ADMISSION TO THE SPECIAL  MEETING WILL BE  BY             SIGNATURE
TICKET  ONLY. IF  YOU PLAN  TO ATTEND, PLEASE
DETACH THIS  ADMISSION  TICKET AND  BRING  IT             ------------------------------------------------------------
WITH YOUR TO THE SPECIAL MEETING.                         SIGNATURE IF SHARES HELD JOINTLY
                                                          Please  sign  exactly as  name appears  opposite. Executors, trustees, and administrators and other fiduciaries should so indicate.


        IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEM 1.
                                                             ___

                                                      Midwest Power Systems Inc.

MIDWEST POWER SYSTEMS                                 Preferred Stock Proxy Card
- --------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                               DECEMBER 21, 1994.


The undersigned hereby appoints R.E. Christiansen, J.S. Rozema and P.J. Leighton, and each one of them, each with the power of substitution, as Proxies, to vote all the shares of preferred stock of Midwest Power Systems Inc. represented hereby at the Special Meeting of Shareholders to be held on December 21, 1994, and at all adjournments thereof.

Please vote, date and sign on the reverse side hereof and return this proxy form promptly in the enclosed envelope. If you attend the meeting and wish to change your vote, you may do so automatically by casting your vote at the meeting.

THIS PROXY FORM, WHEN PROPERLY EXECUTED, WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN HEREON, THE PROXY FORM WILL BE VOTED FOR ITEM 1. IF YOU DO NOT RETURN YOUR PROXY CARD AND DO NOT VOTE AT THE MEETING, IT WILL HAVE THE SAME EFFECT AS IF YOU VOTED AGAINST THE PROPOSAL.
- --------------------------------------------------------------------------------
                             MIDWEST POWER SYSTEMS

                PROXY CARD AND SPECIAL MEETING ADMISSION TICKET


A Special Meeting of Shareholders will be held at the Des Moines Convention Center, 501 Grand Avenue, Des Moines, Iowa, on December 21, 1994, at 8:00 a.m. The enclosed Joint Proxy Statement/ Prospectus contains additional information about the meeting.


                                  INSTRUCTIONS

       1. Review and complete the Proxy Card; be sure to SIGN the card.
       2. Detach and return the SIGNED Proxy Card in the enclosed return envelope.
       3. If you are attending the Special Meeting, please detach the Admission Ticket and bring it with you to the Special Meeting.

                                   IMPORTANT
YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ENSURE PROPER REPRESENTATION AT THIS IMPORTANT MEETING.

                                  TOLL FREE SHAREHOLDER
                                  INFORMATION NUMBERS

                                  Local (Des Moines)....................281-2560
                                  Outside Des Moines ............ 1-800-247-5211


    DETACH ADMISSION TICKET HERE                                DETACH PROXY CARD HERE

          ADMISSION TICKET            PROXY CARD
       MIDWEST RESOURCES INC.         ITEM 1 -- Approval of the Agreement and Plan of Merger dated as of July 26,
         SPECIAL MEETING OF           1994, as amended and restated as of September 27, 1994, among Midwest Power
            SHAREHOLDERS                        Systems Inc.,  Midwest  Resources  Inc.,  Iowa-Illinois  Gas  and
         DECEMBER 21, 1994                      Electric Company and MidAmerican Energy Company.
    DES MOINES CONVENTION CENTER                       /   /  FOR          /   /  AGAINST          /   /  ABSTAIN
          501 GRAND AVENUE                                                         (Having  the  same  effect  as
          DES MOINES, IOWA                                                         voting AGAINST)

                                                          DATED  ---------------------------------------------- , 1994
                                                          ------------------------------------------------------------
ADMISSION TO THE SPECIAL  MEETING WILL BE  BY             SIGNATURE
TICKET  ONLY. IF  YOU PLAN  TO ATTEND, PLEASE
DETACH THIS  ADMISSION  TICKET AND  BRING  IT             ------------------------------------------------------------
WITH YOUR TO THE SPECIAL MEETING.                         SIGNATURE IF SHARES HELD JOINTLY
                                                          Please  sign  exactly as  name appears  opposite. Executors, trustees, and administrators and other fiduciaries should so indicate.


        IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEM 1.
                                                             ___

                                                      Midwest Power Systems Inc.

MIDWEST RESOURCES                                         401(k) Plan Proxy Card
- --------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                               DECEMBER 21, 1994.



The undersigned hereby appoints R.E. Christiansen, J.S. Rozema and P.J. Leighton, and each one of them, each with the power of substitution as Proxies, to vote all the shares of common stock of Midwest Resources Inc. represented hereby at the Special Meeting of Shareholders to be held on December 21, 1994, and at all adjournments hereof.


PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THIS PROXY FORM PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY FORM, WHEN PROPERLY EXECUTED, WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN HEREON, THE PROXY FORM WILL NOT BE VOTED.
- --------------------------------------------------------------------------------
                               MIDWEST RESOURCES

                PROXY CARD AND SPECIAL MEETING ADMISSION TICKET


A Special Meeting of Shareholders will be held at the Des Moines Convention Center, 501 Grand Avenue, Des Moines, Iowa, on December 21, 1994, at 10:00 a.m. The enclosed Joint Proxy Statement/ Prospectus contains additional information about the meeting.


                                  INSTRUCTIONS

       1. Review and complete the Proxy Card; be sure to SIGN the card.
       2. Detach and return the SIGNED Proxy Card in the enclosed return envelope.
       3. If you are attending the Special Meeting, please detach the Admission Ticket and bring it with you to the Special Meeting.

                                   IMPORTANT

YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO ENSURE PROPER REPRESENTATION AT THIS IMPORTANT MEETING.

                                  TOLL FREE SHAREHOLDER
                                  INFORMATION NUMBERS

                                  Local (Des Moines)....................281-2560
                                  Outside Des Moines ............ 1-800-247-5211


    DETACH ADMISSION TICKET HERE                                DETACH PROXY CARD HERE

          ADMISSION TICKET            PROXY CARD
       MIDWEST RESOURCES INC.         ITEM 1 -- Approval of the Agreement and Plan of Merger dated as of July 26,
         SPECIAL MEETING OF           1994, as  amended and  restated as  of September  27, 1994,  among  Midwest
            SHAREHOLDERS                        Resources Inc., Midwest Power Systems Inc., Iowa-Illinois Gas and
         DECEMBER 21, 1994                      Electric Company and MidAmerican Energy Company.
    DES MOINES CONVENTION CENTER                       /   /  FOR          /   /  AGAINST          /   /  ABSTAIN
          501 GRAND AVENUE                                                         (Having  the  same  effect  as
          DES MOINES, IOWA                                                         voting AGAINST)

                                                          DATED  ---------------------------------------------- , 1994
                                                          ------------------------------------------------------------
ADMISSION TO THE SPECIAL  MEETING WILL BE  BY             SIGNATURE
TICKET  ONLY. IF  YOU PLAN  TO ATTEND, PLEASE
DETACH THIS  ADMISSION  TICKET AND  BRING  IT             ------------------------------------------------------------
WITH YOUR TO THE SPECIAL MEETING.                         SIGNATURE IF SHARES HELD JOINTLY
                                                          Please  sign  exactly as  name appears  opposite. Executors, trustees, and administrators and other fiduciaries should so indicate.


        IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEM 1.
                                                             ___

                                 IOWA-ILLINOIS
                            GAS AND ELECTRIC COMPANY
                                ENERGY IN ACTION


       A SPECIAL MEETING OF SHAREHOLDERS WILL BE HELD AT THE RIVERCENTER
     136 EAST THIRD STREET, DAVENPORT, IOWA ON DECEMBER 21, 1994 AT 10 A.M.
THE ENCLOSED PROXY STATEMENT CONTAINS ADDITIONAL INFORMATION ABOUT THE MEETING.


At this special meeting shareholders will vote on the proposed merger of Iowa-Illinois Gas and Electric Company, Midwest Resources Inc. and Midwest Power Systems Inc. with and into MidAmerican Energy Company. Your proxy is printed at the bottom of this page. Please vote, sign, and date the proxy. THE PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE SHAREHOLDER. (To vote with the directors' recommendation, simply sign and date the proxy.) Since the affirmative vote of at least two-thirds of all outstanding shares is necessary to approve the proposal, it is important that you vote. After you have voted, detach the proxy and return it in the enclosed envelope. IF NO DIRECTIONS ARE GIVEN HEREON, THE PROXY WILL BE VOTED FOR THE PROPOSAL. IF YOU DO NOT RETURN YOUR PROXY CARD AND DO NOT VOTE AT THE MEETING, IT WILL HAVE THE SAME EFFECT AS IF YOU VOTED AGAINST THE PROPOSAL. Your prompt response will help reduce the expense of follow up letters.

DETACH                                                                    DETACH

- --------------------------------------------------------------------------------

                     IOWA-ILLINOIS GAS AND ELECTRIC COMPANY
           PROXY FOR SPECIAL SHAREHOLDERS' MEETING, DECEMBER 21, 1994
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   OF IOWA-ILLINOIS GAS AND ELECTRIC COMPANY


                                  RECORD DATE: NOVEMBER 3, 1994
                                  HOLDINGS:
                                  ACCOUNT:
                                  PROXY:



Stanley J. Bright, Lance E. Cooper, and Stephen E. Shelton, and any of them, are hereby appointed proxies of the undersigned shareholder with power of substitution to vote as specified in this Proxy all preference shares, no par value, and all common shares, par value $1.00 per share, which such shareholder is entitled to vote at the special meeting of shareholders of Iowa-Illinois Gas and Electric Company to be held on December 21, 1994, and at any adjournment thereof, including authority to vote on the proposed merger.


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                    ---

1. Approval of the Agreement and Plan of Merger, dated as of July 26, 1994, as amended and restated as of September 27, 1994, by and among Iowa-Illinois Gas and Electric Company and Midwest Resources Inc. and Midwest Power Systems Inc. and MidAmerican Energy Company.
         / / FOR      / / AGAINST      / / ABSTAIN
                                       (Having the same effect as a vote
AGAINST)

- ------------------------------------------------------------------   Dated ---------------
                           Signature(s)

                                                                     Dated ---------------
- -------------------------------------------------------------------
                           Signature(s)

Please sign this proxy exactly as your name(s) appear above, date and mail it promptly in the enclosed envelope. Please give your full title when signing as attorney, executor, administrator, trustee, or guardian. For JOINT HOLDERS, all should sign. If a corporation, please sign the full corporate name and indicate signer's office. If a partner, please sign in the partnership's name

     IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
                                                          ___